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                                                                    EXHIBIT 10.8
                                PROMISSORY NOTE


$1,250,000.00

                                                                 August 15, 1997


FOR VALUE RECEIVED, Surrey, Inc. ("Borrower"), hereby promises to pay to the order of JAMES K. OLSON, his successors or assigns ("Lender"), on the earliest of (a) December 31, 1997, (b) the closing of the initial public offering of the shares of common stock of the Borrower, or (c) such other date as the Borrower or Lender shall mutually agree in writing, the sum of One Million,Two Hundred Fifty Thousand Dollars ($1,250,000.00), without interest on such principal amount, in lawful money of the United States of America, at the Borrower's headquarter in Texas or such other place as the Borrower and Lender shall mutually agree in writing.

  Borrower may prepay all or any part of the principal of this Note before the due date stated above without penalty.

  All notices and other communications hereunder shall be in writing and will be deemed to have been duly given if delivered or mailed (registered or certified mail, postage prepaid, return receipt requested) as follows:

  If to the Borrower, to:

  Surrey, Inc.
  13110 Trails End Road
  Leander, Texas 78641

If to Lender, to:

  James K. Olson
  9703 Vista View Drive
  Austin, Texas 78750


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  The Borrower hereby waives diligence, demand and presentment, notice of non-payment and dishonor, protest and notice of protest.

  The Borrower further promises that, in the event this Note is not paid when due, it will pay, in addition to unpaid principal, all costs of collection including the reasonable fees of attorneys for Lender.

  IN WITNESS WHEREOF, Borrower has duly executed this Promissory Note as of the 15th day of August, 1997.

                                            SURREY, INC.
                                            as Borrower



                                            By  /s/John B. van der Hagen
                                              -----------------------------
                                              Name: John B. van der Hagen
                                              Title: President